SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K/A

                            CURRENT REPORT PURSUANT
                        TO SECTION 13 OR 15 (D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): August 18, 2004

                              ___________________


                     FISHER SCIENTIFIC INTERNATIONAL INC.
            (Exact name of registrant as specified in its charter)


                                   Delaware
                (State or other jurisdiction of incorporation)


            1-10920                                      02-0451017
      (Commission File No.)                   (IRS Employer Identification No.)


   One Liberty Lane, Hampton, New Hampshire                  03842
   (Address of principal executive offices)                (Zip Code)


                                (603) 926-5911
             (Registrant's telephone number, including area code)



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                               TABLE OF CONTENTS


ITEM 2. Acquisition or Disposition of Assets

SIGNATURE

Exhibit Index
EX-99.1 Press Release dated August 2, 2004


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         This is an amendment to the Form 8-K filed on August 3, 2004 by
Fisher to reflect that the information filed under Item 5 is to be filed under Item 2:


ITEM 2.  ACQUISITION OR DISPOSITON OF ASSETS.

         On August 2, 2004, the stockholders of Fisher Scientific International Inc., a Delaware corporation ("Fisher"), approved the issuance of Fisher common stock, in connection with the merger contemplated by the Agreement and Plan of Merger, dated as of March 17, 2004, as amended on April 16, 2004 (the "Merger Agreement"), by and among Fisher, Fox Merger Corporation, a direct, wholly-owned subsidiary of Fisher ("Merger Sub"), and Apogent Technologies Inc. ("Apogent"). Pursuant to the Merger Agreement, Merger Sub was merged with and into Apogent (the "Merger") and Apogent, as the surviving corporation, became a direct, wholly-owned subsidiary of Fisher, effective at 11:00 a.m., Central Time, on August 2, 2004.

         In the Merger, each then outstanding share of Apogent common stock was automatically converted into and became the right to receive 0.56 (the "Exchange Ratio") shares of Fisher common stock, plus cash in lieu of fractional shares. In addition, Fisher assumed each then outstanding option to purchase Apogent common stock, with the number of shares and per share exercise price appropriately adjusted to reflect the Exchange Ratio.

         Pursuant to the Merger Agreement, upon consummation of the Merger, the board of directors of Fisher was expanded to include four members designated by Apogent. The Apogent directors elected to the Fisher board of directors are Frank H. Jellinek, Jr., Richard W. Vieser, Christopher L. Doerr, and Simon B. Rich, who were all serving as directors of Apogent immediately prior to the effective time of the Merger. Frank H. Jellinek, Jr. has also been appointed to serve as the Chairman Emeritus of Fisher.

         Attached hereto as Exhibit 99.1 is Fisher's press release dated August 2, 2004 announcing the completion of the merger with Apogent.

         Fisher anticipates that it will file a Form 8-K/A which will include the financial statements and the pro forma financial statements giving effect to the transaction required by Item 2 and Item 7 no later than 60 days from the date this report on Form 8-K was required to be filed.

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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         Fisher Scientific International Inc.


Date: August 18, 2004                    By:  /s/ Todd M. DuChene
                                              -------------------------------
                                              Name:  Todd M. DuChene
                                              Title: Vice President, General
                                                     Counsel and Secretary

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                                 Exhibit Index



Exhibit Number                     Description
--------------          ------------------------------------------------------
Exhibit 99.1            Fisher Scientific International Inc.'s press release
                        dated August 2, 2004 announcing the completion of the merger with Apogent Technologies Inc.